UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) February 24, 2005
                                                            -----------------



                             ROUNDY'S, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Wisconsin                 002-94984                         39-0854535
 ---------------------     -----------------                 ------------------
 (State or other         (Commission File Number)              (IRS Employer
  Jurisdiction of                                            Identification No.)
  Incorporation)

                875 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202
         -----------------------------------------------------------------------
                  (Address of principal executive offices) (Zip Code)


           Registrant's telephone number, including area code (414) 231-5000
                                                              --------------

                                 Not Applicable
                             ----------------------
             (Former name or former address, if changed since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          -- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
          -- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
          -- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
          --  Pre-commencement communications pursuant to Rule
              13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
--------------------------------------------------------------


On February 24, 2005, Roundy's, Inc. issued a press release (Exhibit 99.1 attached hereto) announcing that it had entered into a definitive agreement to sell (a) two distribution centers located in Lima, Ohio and Westville, Indiana and the related operations and (b) two retail stores located in Ohio to Nash-Finch Company ("Nash Finch") for approximately $225 million in cash, subject to certain post closing adjustments. The closing of the transaction is subject to customary conditions, including governmental approvals. The Asset Purchase Agreement is dated February 24, 2005 and the transaction is expected to close within thirty to sixty days thereafter. The two distribution centers and the two retail stores employ approximately 1,150 employees. Nash Finch has agreed to offer employment to all employees at these facilities.


This information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly identified therein as being incorporated therein by reference.


Item 9.01         Financial Statements and Exhibits

(a)      None
(b)      None
(c) Exhibit 99.1 Press Release issued on February 24, 2005 announcing that the Company has agreed to sell two distribution centers in Ohio and Indiana and the related operations to Nash Finch.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     ROUNDY'S, INC.
                                                     ---------------
                                                     (Registrant)



Date:    March 1, 2005                      BY /Darren W. Karst
         -------------                      --------------------
                                            Darren W. Karst
                                            Executive Vice President
                                            and Chief Financial Officer



                                                     Exhibit Index


99.1     Press Release